Exhibit 99.1

Zapata Introduces Quantum Pilot™ to Enable Systematic Discovery

and Development of High-Value Quantum Applications

Drawing on Zapata’s pioneering quantum software expertise, the platform helps enterprises build a clear roadmap to commercial impact

BOSTON, Massachusetts – September 22, 2026 – Zapata Quantum, Inc. (OTCQB: ZPTA) (“Zapata,” “Zapata Quantum” or the “Company”), a leader in quantum computing algorithm and application development, today announced early access to Quantum Pilot, a hardware-agnostic, cloud-based software platform designed to close a growing gap between rapidly advancing quantum hardware capabilities and enterprises’ ability to determine where and how quantum computing can create business value.

Quantum Pilot builds a dynamic roadmap for enterprises that want to deploy quantum technology but are uncertain which applications are relevant to their business and sector, when those solutions will be practical, and what they could be worth. It gives organizations a systematic way to discover potential applications, weigh their technical and commercial potential, and focus resources on the opportunities with the strongest case for investment. Enterprises can then identify and develop applications without betting on a single quantum modality or provider, and reassess application readiness or change their approach as hardware capabilities and algorithms evolve.

“The critical on-ramp to quantum application development is the efficient and rigorous mapping of use cases to quantum computational solutions,” said Sumit Kapur, CEO of Zapata Quantum. “We built Quantum Pilot to make that on-ramp more accessible to enterprise leaders and ensure that quantum activity becomes a capability that compounds—with each experiment and development effort informing and accelerating the next.”

Delivering Quantum Application Intelligence™

Drawing on Zapata’s experience developing quantum algorithms and applications across industries and hardware architectures, Quantum Pilot combines a proprietary knowledge framework with advanced computational tools, including capabilities developed through its collaboration with NVIDIA to apply agentic AI to quantum resource estimation. The platform also builds on Zapata’s collaboration with the University of Maryland on formal methods for quantum software verification.

Together, these capabilities enable Quantum Pilot to deliver Quantum Application Intelligence (QAI)—helping enterprises identify, evaluate and develop quantum applications with scientific rigor and a clear focus on business value. The platform also continuously tracks and updates the global quantum ecosystem’s research, hardware roadmaps and software developments so that application roadmaps are current as the field advances and users are making application decisions based on the latest data.

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“Most conversations about quantum readiness focus on the hardware roadmap. That is not where the real risk sits. It sits one layer up, in the applications and software that decide whether the hardware ever produces business value,” said Mark Hill, Chief Digital Information Officer at CSL Behring, a multibillion-dollar global biotech leader, and Advisor to the Company. “Quantum Pilot matters because it forces the harder question enterprises keep avoiding: which applications are worth building now, not just which processor is fastest.”

Quantum Pilot is powered by three complementary systems:

●	Quantum Graph, a proprietary knowledge layer that connects quantum applications, algorithms, research, and hardware roadmaps, providing structured context for the platform and its AI agents as the field advances.

●	Quantum Engine, a suite of computational tools and agents that supports algorithm selection, resource estimation, experiment design and hardware benchmarking, helping enterprises assess technical feasibility and guide application development.

●	Quantum Assurance, a framework that combines formal verification methods with expert review to assess technical results and guide the development process, with Zapata’s scientists helping enterprises interpret evidence and determine next steps.

“Among the things that make Quantum Pilot’s approach to application development distinct is its use of formal verification, rather than after-the-fact validation alone,” said Runzhou Tao, Assistant Professor, University of Maryland, and Fellow, Joint Center for Quantum Information and Computer Science (QuICS). “That’s the same principle we apply in our research with Zapata on verified quantum software, and it addresses a discipline quantum computing has largely developed without.”

Early Access

Quantum Pilot is initially available through an early access program for select enterprise and government customers. Organizations interested in participating can request a demo and learn more at zapataquantum.com/quantumpilot.

About Zapata Quantum

Zapata Quantum is a leading hardware-agnostic, pure-play quantum software company focused on accelerating quantum application development. With a portfolio of more than 60 granted and pending patents developed over seven years, Zapata supports applications across cryptography, pharmaceuticals, finance, materials discovery, defense, and more. Spun out of Harvard’s quantum lab in 2017, the Company is the only organization to have participated across all technical areas of DARPA’s Quantum Benchmarking program and has worked with Fortune 500 enterprises and government agencies to translate quantum advances into real-world impact. The Company’s study demonstrating the potential of quantum-enabled drug discovery was recognized as one of Nature Biotechnology’s Top 10 Papers of 2025.

Media Contact
Taylor White
taylor@hkamarcom.com

Investor Relations Contact
Richard Land
investors@zapataquantum.com

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Zapata Quantum’s building the tools to help close the quantum applications gap, the potential features and benefits of our new product offering, accelerating quantum application and development, plans and ability to discover and develop quantum computer opportunities and create business value, and our ability to deliver our proprietary capabilities to deliver quantum application intelligence. Forward-looking statements may be prefaced by words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “should,” “would,” “intend,” “seem,” “potential,” “appear,” “continue,” “future,” “believe,” “estimate,” “forecast,” “project,” and similar words and expressions as they relate to us, are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance, and are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, many of which are outside of our control. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, our ability to close the quantum applications gap between quantum hardware capabilities and identify and capitalize on the recognition and competitive advantages associated with quantum computing technologies, our ability to identify and develop potential applications and advances in quantum applications, our ability to secure and maintain contracts with customers and collaborators, the state of the U.S. economy including issues caused by affordability, the risk of future inflation and uncertainty surrounding interest rates and the possibility of a recession, uncertainty surrounding and impacts arising from tariffs and developments relating thereto, our ability to attract and retain key personnel, our ability to obtain, maintain and protect intellectual property rights, the risk that software and technology infrastructure on which we depend fails to perform as designed or intended, the possibility that competitors may develop or access technology with similar or superior capabilities to our technology offerings, the possibility of adverse regulatory developments that could adversely impact us or our collaborators or the technologies on which we depend, and the risk factors contained in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, and our Prospectus filed with the SEC on August 11, 2026. Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

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